Exhibit 10.10

STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this “Agreement”) is made and entered into this 29th day of February, 2008, by and between ___________ (“Buyer”) and Churchill Ventures Limited, a Delaware corporation (“Company”).

     1.     Recitals. Company desires to sell to Buyer, and Buyer desires to purchase from Company, 7,500 shares (the “Stock”) of common stock of Company (“Common Stock”) in exchange for future services provided by Buyer to the Company (the “Consideration”). Buyer desires to purchase the Stock from the Company, and Company desires to sell the Stock to the Buyer, all in accordance with the terms of this Agreement.

     2.     Purchase and Sale of the Stock. Company hereby agrees to sell the Stock to Buyer and agrees to execute such instruments of conveyance as may reasonably be requested by Buyer in order to effectuate the transfer of the Stock.

     3.     Payment of Consideration. Buyer agrees to take such actions as are necessary to reflect the delivery of to Company the Consideration in complete payment for the Stock in such form as may be reasonably acceptable to Company.

     4.     Closing. The closing of the transactions contemplated by this Agreement shall take place at such time and place as mutually agreed upon by the parties hereto (the “Closing”).

     5.     Representations and Warranties of Company. Company represents and warrants that it has full power and authority to enter into this Agreement and to convey the valid title of the Stock to Buyer free and clear of all liens, pledges and encumbrances whatsoever.

     6.     Representations and Warranties of Buyer. Buyer has full power and authority to enter into this Agreement. Buyer recognizes that Company has a limited financial and operating history and that an investment in Company involves a high degree of risk. Further, Buyer understands that it will not be possible to readily liquidate the investment. Buyer further acknowledges that it has adequate means for providing for its current needs and contingencies and has no need for liquidity in its investment in Company. Buyer has had an opportunity to review the books and records of Company, and an opportunity to ask questions of and receive answers from officers of Company concerning the terms and conditions of this transaction. Buyer confirms that it is capable of evaluating the merits and risks of an investment in Company. Buyer finally acknowledges that it will acquire the Stock for its own account for investment and not with a view toward resale or redistribution in a manner that would require registration under applicable securities laws and the Buyer does not now have any reason to anticipate any change in this circumstance.

     7.     Covenants of Buyer. At or immediately after the Closing, Buyer shall execute (i) a lock-up agreement with Banc of America LLC (“BOA”) with respect to the Stock (the “Lock-Up Agreement”) in substantially similar form as attached hereto as Exhibit A and (ii) a restricted stock agreement (the “Restricted Stock Agreement”) with Company that provides for the forfeiture of the Stock by Company for no consideration (unless otherwise determined by the board of directors of Company) if Buyer does not remain a director or a member of the advisory board of Company at least until the Stock is free and clear of all restrictions placed on it by the Lock-Up Agreement and the Stock is registered for resale pursuant to the Securities Act of 1933, as amended (the “Act”).

     8.     Restrictions on Transfer. Buyer understands and agrees that the following restrictive legend will be placed on the Stock.

“THIS STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. THIS STOCK MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNTIL IT HAS BEEN REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNTIL THE CORPORATION HAS RECEIVED AN OPINION OF LEGAL COUNSEL SATISFACTORY TO IT THAT THIS NOTE MAY LEGALLY BE SOLD OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION. THIS STOCK IS FURTHER SUBJECT TO CERTAIN RESTRICTIONS AND MAY BE SUBJECT TO FORFEITURE UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT, DATED FEBRUARY 29, 2008, BY AND BETWEEN CHURCHILL VENTURES LTD. AND THE REGISTERED OWNER OF SUCH STOCK, AND SUCH STOCK MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”

     9.     Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     10.     Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the choice of law principles thereof. This Agreement contains the entire agreement of the parties with respect to the matters set forth herein and there are no representations, covenants or other agreements except as stated or referred to herein. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and assigns.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

PURCHASER:

SELLER:

CHURCHILL VENTURES LTD.

By:
Name:
Title: